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                                                                  Exhibit 10.15B

                         AMENDMENT AND WAIVER AGREEMENT

AMENDMENT AND WAIVER AGREEMENT, dated as of August 13, 1999, to the Loan Agreement dated as of September 2, 1998 (as amended to date, and as the same may be further amended, supplemented, restated or modified from time-to-time in accordance with its terms, the "Loan Agreement") among The North Face, Inc. ("TNFI"), The North Face (Europe) Limited ("TNFE") and The North Face Hong Kong, Limited ("THFHK") and together with TNFI and TNFHK, each a "Borrower" and collectively, the "Borrowers"), The Industrial Bank of Japan, Limited, New York Branch as Syndication Agent and Documentation Agent, IBJ Whitehall Business Credit Corporation (formerly known as IBJ Schroder Business Credit Corporation) as Administrative Agent and Collateral Agent and the financial institutions parties thereto from time-to-time. Capitalized terms used but not defined herein have the meanings given such terms in the Loan Agreement.

WHEREAS, the Borrowers are in violation of Sections 6.2, 6.4, 6.5 and 6.6 for each of the fiscal quarters ending March 31, 1999 and June 30, 1999 (such violations, collectively referred to as the "Financial Covenant Violations").

WHEREAS, the Borrowers have requested and the Lenders and the Administrative Agent have agreed to certain waivers and amendments to the Loan Agreement.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    WAIVER

1.1 The Administrative Agent and the Lenders hereby waive each of the Financial Covenant Violations.

2.    AMENDMENTS TO LOAN AGREEMENT

2.1 The Loan Agreement is amended by adding the following definition in its appropriate alphabetical order in Section 1.1:

      "Applicable Commercial Rate Margin" means, as of August 13, 1999, one percent (1.00%). The Applicable Commercial Rate Margin shall be adjusted (up or down) prospectively on a quarterly basis based on a rolling four quarter calculation of the Senior Leverage Ratio as determined based on Borrowers' quarterly financial statements. Adjustments in the Applicable Commercial Rate Margin will be determined by reference to the following grid:

         ------------- ----------------------------- --------------------------
            Level         Senior Leverage Ratio          Applicable Margin
         ------------- ----------------------------- --------------------------
         ------------- ----------------------------- --------------------------
              1        (greater than)=2.75                    1.00%
         ------------- ----------------------------- --------------------------
         ------------- ----------------------------- --------------------------
              2        2.25 - 2.74                            0.75%
         ------------- ----------------------------- --------------------------
         ------------- ----------------------------- --------------------------
              3        1.75 - 2.24                            0.50%
         ------------- ----------------------------- --------------------------
         ------------- ----------------------------- --------------------------
              4        1.25 - 1.74                            0.25%
         ------------- ----------------------------- --------------------------
         ------------- ----------------------------- --------------------------
              5        (less than) 1.25                         --
         ------------- ----------------------------- --------------------------

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2.2   The grid contained in the definition of "Applicable Margin" in Section 1.1 of the Loan Agreement is amended in its entirety to read as follows:

         ------------- ----------------------------- --------------------------
            Level         Senior Leverage Ratio          Applicable Margin
         ------------- ----------------------------- --------------------------
         ------------- ----------------------------- --------------------------
              1        (greater than)=2.75                    2.50%
         ------------- ----------------------------- --------------------------
         ------------- ----------------------------- --------------------------
              2        2.25 - 2.74                            2.25%
         ------------- ----------------------------- --------------------------
         ------------- ----------------------------- --------------------------
              3        1.75 - 2.24                            2.00%
         ------------- ----------------------------- --------------------------
         ------------- ----------------------------- --------------------------
              4        1.25 - 1.74                            1.75%
         ------------- ----------------------------- --------------------------
         ------------- ----------------------------- --------------------------
              5        (less than) 1.25                       1.50%
         ------------- ----------------------------- --------------------------

2.3 The definition of "Prime Rate" in Section 1.1 of the Loan Agreement is amended by deleting the phrase "minus one half of one percent (0.50%)" at the end of clause (a) thereof, and inserting in its place the phrase "plus the Applicable Commercial Rate Margin".

2.4 The penultimate paragraph in Section 2.2(A) of the Loan Agreement is amended by inserting the phrase "and the Applicable Commercial Rate Margin" immediately after the term "the Applicable Margin" where such term appears in the first, seventh and ninth lines thereof.

2.5 Section 2.3(B) of the Loan Agreement is amended by deleting the phrase "three eighths of one percent (.375%)" in the third line from the end of such section and replacing it with the phrase "one half of one percent (.500%)".

2.6 Section 6.3 of the Loan Agreement is amended by adding the following proviso at the end of the first sentence thereof:

      "; provided that from August 13, 1999 through December 31, 1999, the Borrowers shall not, without the prior written approval of the Administrative Agent, make any Capital Expenditures that the Borrowers had not committed to make prior to August 13, 1999".

2.7   The Loan Agreement is amended by adding the following as new section 7.17:

      "7.17 Restriction on Stock Repurchase. No Borrower shall repurchase any of its own Common Stock or the Common Stock of any other Borrower".

3.    Miscellaneous

3.1 Each of the Borrowers reaffirms and restates the representations and warranties set forth in the Loan Agreement, as applicable, and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date. Each of the Borrowers represents and warrants as to itself (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

      (a) This Amendment and Waiver Agreement has been duly executed and delivered by a duly authorized officer on behalf of each of the Borrowers, and constitutes the legal,

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          valid and binding obligations of each, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (i) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and
          (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

      (b) The execution, delivery and performance of this Amendment and Waiver Agreement will not violate any law, statute or regulation applicable to any Borrower, or any order or decree of any court or governmental instrumentality applicable to such company, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such company.

3.2 Each of the Borrowers hereby irrevocably and unconditionally confirms, that notwithstanding this Amendment and Waiver Agreement, the Loan Agreement and the other Loan Documents (including each Collateral Document) are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

3.3 Except as specifically set forth herein, nothing herein contained shall constitute a waiver or be deemed to be a waiver, of any existing Default or Event of Default and the Lenders and Administrative Agent reserve all rights and remedies granted to them by the Loan Agreement, the other Loan Documents, by law and otherwise.

3.4 All references to the Loan Agreement in any Loan Document shall mean the Loan Agreement as amended hereby.

3.5 TNFI hereby agrees to pay a waiver fee to the Administrative Agent for the pro rata benefit of the Lenders in the amount of $162,500. This Amendment and Waiver Agreement shall not be effective until receipt by the Administrative Agent of the foregoing waiver fee.

3.6 TNFI hereby agrees to deliver a final and complete financial statement for the fiscal quarter ending June 30, 1999. The Administrative Agent hereby acknowledges receipt of the foregoing. In addition, TNFI hereby agrees to deliver to the Administrative Agent on or before August 31, 1999 a revised forecast for the remainder of the 1999 Fiscal Year.

3.7 This Amendment and Waiver Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. A facsimile signature page shall constitute an original for the purposes hereof.

3.8 Borrowers hereby agree in favor of the Administrative Agent and the Lenders to enter into a further amendment to the Loan Agreement on or prior to September 30, 1999 which amendment will have the overall effect of converting the Loan Agreement to what the Administrative Agent and the Lenders recognize as an asset based loan structure (such amendment, the "ABL Amendment"). In addition to the foregoing, the ABL Amendment will require, among other

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      things that the Borrowers (i) obtain, at their own cost and expense, an appraisal of their intellectual property, in form and substance satisfactory to the Administrative Agent (ii) pay a monthly $5,000 collateral monitoring fee and (iii) enter into lock box agreements granting dominion over their accounts to the Administrative Agent. In the interim, the Borrowers agree to conduct monthly telephone updates with the Administrative Agent and Lenders which updates will include the status of litigation against any of the Borrowers. The Borrowers further confirm that the Administrative Agent maintains the right, prior to entering into the ABL Amendment, to establish reserves in the borrowing limits as the Administrative Agent deems appropriate in its sole reasonable discretion.

3.9 TNFI, hereby agrees to pay all expenses incurred by the Administrative Agent in connection with this Amendment and Waiver Agreement including but not limited to the fees and expenses of Clifford Chance, counsel to the Agent.

3.10 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

      IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed as of the date first written above.

                               THE NORTH FACE, INC.

                               By:........................................
                                  Name:
                                  Title:

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                              THE NORTH FACE, (CANADA) INC.

                               By:........................................
                                  Name:
                                  Title:

                              THE NORTH FACE, HONG KONG, LIMITED

                               By:........................................
                                  Name:
                                  Title:

                              THE NORTH FACE (EUROPE) LIMITED

                               By:........................................
                                  Name:
                                  Title:

                               IBJ WHITEHALL BUSINESS CREDIT CORPORATION as a Lender and as Administrative Agent and Collateral Agent

                               By:........................................
                                  Name:
                                  Title:

                               THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                               NEW YORK BRANCH, as a  Lender  and as
                               Syndication Agent

                               By:........................................
                                  Name:
                                  Title:

                             FLEET BANK, N.A.

                               By:........................................
                                  Name:
                                  Title:

                               BANK OF AMERICA

                               By:........................................
                                  Name:
                                  Title:

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                               BANQUE NATIONALE DE PARIS

                               By:........................................
                                  Name:
                                  Title:

                               NORWEST BANK, COLORADO

                               By:........................................
                                  Name:
                                  Title:

                               NATIONAL BANK OF CANADA

                               By:........................................
                                  Name:
                                  Title:

                               BANK ONE, COLORADO N.A.

                               By:........................................
                                  Name:
                                  Title:

                               COMERICA

                               By:........................................
                                  Name:
                                  Title:

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